CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


         Date of Report
(Date of Earliest Events Reported):                      Commission File Number:
         November 1, 2000                                             000-28453


                                    FORM 8-K

                        Ameri-First Financial Group, Inc.
             ------------------------------------------------------
             (exact name of registrant as specified in its charter)

       Delaware                                                     84-0849132
------------------------                                         ---------------
(State of Incorporation)                                           (IRS ID No.)


         13663 Jupiter Road, Suite 401, Dallas, Texas           75238
         --------------------------------------------        ----------
           (Address of principal executive offices)          (Zip code)

Registrant's telephone number, including area code: 214-343-9700
                                                    ------------


         This late-filed Form 8-K is being filed by the present management of the Registrant for the purpose of correcting a lack of disclosure and failure to comply with public information reporting requirements by the previous management. This Form 8-K should have been filed on or about November 15, 2000 by the management of the Registrant at that time. In order to aid the reader of this Form 8-K, the Registrant has included background information that predates the effective date of November 1, 2000.

Item 2.  Acquisition or Disposition of Assets.

         In approximately May 2000, the former management of the Registrant determined that it would be in the best interest of the Registrant for it to become an owner of hotels for investment. After making this decision, the Registrant began negotiations with HMGT Management Corporation, a Delaware corporation that managed hotels, and Wilkerson Consulting, Inc., a Nevada corporation that acts as an acquisition agent for parties desiring to purchase hotels. Following these negotiations, on June 9, 2000, the Registrant entered into an Exclusive Agency Agreement with Wilkerson Consulting, Inc., and on June 15, 2000, Ameri-First Holdings, Inc., a wholly owned subsidiary of the Registrant, entered into a Hotel/Motel Management Agreement. True and correct copies of the Exclusive Agency Agreement and the Hotel/Motel Management Agreement accompany this Form 8-K as exhibits.

         On June 9, 2000, Ameri-First Holdings, Inc. entered into a Purchase Agreement with VPS I, L.P., a Delaware limited partnership, to purchase a total of five (5) hotels situated in Irving, Texas (one hotel), San Antonio, Texas (two hotels), Amarillo, Texas (one hotel), and El Paso, Texas (one hotel), for the sum of $34,000,000.00. The purchase price was (a) the assumption of approximately $17,600,000.00 of debt secured by the hotels, and (b) the issuance of 4,500,000 shares of the common stock, restricted under SEC Rule 144, of the Registrant. The management of VPS I, L.P. and the management of the Registrant agreed that, for the purpose of the Purchase Agreement, the value of the stock was approximately $16,400,000.00. A true and correct copy of the Purchase Agreement between Ameri-First Holdings, Inc. and VPS I, L.P. accompanies this Form 8-K as an exhibit. The purchase of these five (5) hotels was closed on June 28, 2000.

         In conjunction with the hotel Purchase Agreement, on June 9, 2000, the Registrant and Wilkerson Consulting, Inc. entered into a Stock Purchase Agreement wherein the Registrant agreed to purchase 800,000 shares of the common stock of the Registrant to be owned by Wilkerson Consulting, Inc., pursuant to the terms of the Exclusive Agency Agreement, following the closing of the purchase of the five (5) hotels. A true and correct copy of the Stock Purchase Agreement between the Registrant and Wilkerson Consulting, Inc. accompanies this Form 8-K as an exhibit. The purpose of this Stock Purchase Agreement was to pay Wilkerson Consulting, Inc. its fee for arranging the purchase of the five (5) hotels by Ameri-First Holdings, Inc.

         The pertinent terms of the Exclusive Agency Agreement between the Registrant and Wilkerson Consulting, Inc. are as follows:

         1. The Registrant had a five day right of first refusal to (a) purchase any hotel or motel to be sold by an entity that is owned by, controlled by, or associated with Charles K. Wilkerson, and (b) purchase any hotel or motel placed under contract by Charles K. Wilkerson or any entity that is owned by, controlled by, or associated with Charles K. Wilkerson; and

         2. For all hotels and motels purchased by the Registrant, a consulting fee would be paid to Wilkerson Consulting, Inc. as set forth below:

                  a.       2% of the purchase price of the property in cash; and

                  b.       Common stock of the Registrant (restricted under Rule
                           144) equal in value to 2% of the purchase price of property, with the value of the stock to be based on the published "Bid" price of the Registrant's stock as of the day prior to closing of the property.

         Under the terms of the Hotel/Motel Management Agreement, HMGT Management Corporation would manage all hotels owned by Ameri-First Holdings, Inc. and all hotels to be owned by Ameri-First Holdings, Inc. in the future, and would be paid a percentage of the gross revenue received by the hotels. After the Hotel/Motel Management Agreement was entered into, HMGT Management Corporation merged into HomeGate Corporation, a publicly held Delaware corporation.

         On August 1, 2000, the Registrant and Amerand Corporation entered into Stock Purchase Agreements. Under the terms of the Stock Purchase Agreements, the Registrant Agreed to purchase all of the issued and outstanding stock of Desai Enterprises, Inc., a Texas corporation, and all of the issued and outstanding stock of HMGT of Corpus Christi, Inc., a Texas corporation, for $2,500,000.00 of the common stock of the Registrant (restricted under Rule 144), with the value of the stock to be based on the published "Bid" price of the Registrant's stock as of the day prior to closing of the stock purchase. Desai Enterprises, Inc. owns a hotel situated in Dallas, Texas. HMGT of Corpus Christi, Inc. owns a hotel situated in Corpus Christi, Texas.

         On July 31, 2000, Amerand Corporation, as purchaser, entered into Purchase Agreements with McNeill Hospitality I, Inc., McNeill Hospitality II, Inc., and McNeill Hospitality III, Inc., Missouri corporations, as sellers, for the purchase of hotels situated in Rolla, Missouri, Burlington, Iowa, and Davenport, Iowa. True and correct copies of the three (3) Purchase Agreements described above accompany this Form 8-K as exhibits. The three (3) Purchase Agreements were assigned to Ameri-First Holdings of Rolla, Inc., a Missouri corporation, Ameri- First Holdings of Burlington, Inc., an Iowa corporation, and Ameri-First Holdings of Davenport, Inc., an Iowa coporation, by Amerand
Corporation. Ameri-First Holdings of Rolla, Inc., Ameri- First Holdings of Burlington, Inc., and Ameri-First Holdings of Davenport, Inc. were wholly owned subsidiaries of the Registrant. The purchase of the three (3) hotels discussed in this paragraph took place on August 24, 2000.

         Following the acquisition of the ten (10) hotels described above by the wholly owned subsidiaries of the Registrant, HomeGate Corporation, the resultant entity of the merger of HMGT Management Corporation into HomeGate Corporation, managed the hotels pursuant to the terms of the Hotel/Motel Management Agreement.

         The Registrant and its subsidiaries and related entities defaulted in their obligations under the above described agreements and some other agreements not described herein. As a result, on October 26, 2000, Amerand Corporation, HomeGate Corporation, Wilkerson Consulting, Inc., and VPS I, L.P. filed a lawsuit against the Registrant, Ameri-First Securities, Inc., Ameri-First Financial Corporation, Ameri-First Holdings, Inc., and the management of the Registrant, individually. The suit was filed in the 134th District Court of Dallas County, Texas under Cause No. 00-8534-G.

         The parties to the lawsuit entered into a Settlement Agreement effective as of November 1, 2000. Under the terms of the Settlement Agreement, the following occurred:

         1. The Registrant and Amerand Corporation entered into an agreement entitled "Termination of Agreements to Purchase the Stock and Assets of HMGT of Corpus Christi, Inc. and Desai Enterprises, Inc." Under the terms of this Termination Agreement, the Registrant agreed to terminate the August 1, 2000 Stock Purchase Agreements relating to the purchase all of the stock of Desai Enterprises, Inc. and HMGT of Corpus Christi, Inc. As stated above, Desai Enterprises, Inc. owns a hotel situated in Dallas, Texas. HMGT of Corpus Christi, Inc. owns a hotel situated in Corpus Christi, Texas. A true and correct copy of the Termination Agreement accompanies this Form 8-K as an exhibit.

         2. The Registrant and The Tour Group, Inc. entered into a Stock Purchase Agreement whereby The Tour Group, Inc. purchased all of the stock of Ameri- First Holdings, Inc., Ameri-First Holdings of Rolla, Inc., Ameri-First Holdings of Davenport, Inc., and Ameri-First Holdings of Burlington, Inc. As stated above, (a) Ameri-First Holdings, Inc. owns two (2) hotels in San Antonio, Texas, one (1) hotel in El Paso, Texas, one (1) hotel in Irving, Texas, and one (1) hotel in Amarillo, Texas,
                  (b) Ameri-First Holdings of Rolla, Inc. owns one (1) hotel in Rolla, Missouri, (c) Ameri-First Holdings of Davenport, Inc. owns one (1) hotel in Davenport, Iowa, and (d) Ameri-First Holdings of Burlington, Inc. owns one (1) hotel in Burlington, Iowa.

         Under the terms of the Settlement Agreement, the Registrant, Ameri-First Securities, Inc., Ameri-First Financial Corporation, Jeffrey C. Bruteyn, and James N. Chatham II agreed to pay Wilkerson Consulting, Inc. the sum of $1,800,000.00 and executed a Promissory Note in that amount, and Amerand Corporation agreed to transfer 1,000,000 shares of the common stock of HomeGate Corporation to the Registrant. HomeGate Corporation is a publicly held Delaware corporation that has an application pending with the NASD for permission to trade its stock on the Over-the-Counter Bulletin Board Exchange. The 1,000,000 shares of HomeGate Corporation common stock is restricted pursuant to Rule 144, as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended. HomeGate Corporation is in the business of owing, operating, buying, selling, and managing hotels.

         For clarification, the relationships of the entities and parties mentioned above are discussed below:

         1. Amerand Corporation, the holder of the majority of the issued and outstanding common stock of HomeGate Corporation (restricted under Rule 144), is owned 50% by Gary W. Bell and 50% by the Wickliffe Trust, a Texas trust.

         2. Gary W. Bell serves as a director and as the President of HomeGate Corporation.

         3. C. Keith Wilkerson II is the Trustee of the Wickliffe Trust. Charles K. Wilkerson is the primary beneficiary of the Wickliffe Trust. C. Keith Wilkerson II is the son of Charles
                  K. Wilkerson.

         4. C. Keith Wilkerson II serves as a director and as the Vice President of HomeGate Corporation.

         5. Keith D. Newton serves as a director and as the Secretary and the Treasurer of HomeGate Corporation. Keith D. Newton is the son-in-law of Charles K. Wilkerson.

         6.       Charles  K.  Wilkerson  has been in the  business  of  owning,
                  operating,   buying,   selling,   and   managing   hotels  for
                  approximately thirty (30) years.

         7.       The officers of Wilkerson Consulting, Inc. are:

                           President:                Charles K. Wilkerson
                           Vice President:           Kathy Wilkerson (the wife
                                                      of Charles K. Wilkerson
                           Secretary:                Charles K. Wilkerson
                           Treasurer:                Charles K. Wilkerson

         8. The stock of Wilkerson Consulting, Inc. is owned by the Wickliffe Trust.

         9.       The officers of The Tour Group, Inc. are:

                           President:                Gary W. Bell
                           Vice President:           C. Keith Wilkerson II
                           Secretary:                C. Keith Wilkerson II
                           Treasurer:                C. Keith Wilkerson II

         10. The stock of The Tour Group, Inc. is owned 50% by Gary W. Bell and 50% by C. Keith Wilkerson II.

         11. The General Partner of VPS I, L.P. is HMGT Properties, Inc., a Texas corporation.

         12. The Limited Partner of VPS I, L.P. is AQW Corporation, a Texas corporation

         13.      The officers of HMGT Properties, Inc. are:

                           President:                Gary W. Bell
                           Vice President:           C. Keith Wilkerson II
                           Secretary:                C. Keith Wilkerson II
                           Treasurer:                C. Keith Wilkerson II

         14.      The  stock  of HMGT  Properties,  Inc.  is  owned  by  Amerand
                  Corporation.

         15.      The officers of AQW Corporation are:

                           President:                Gary W. Bell
                           Vice President:           C. Keith Wilkerson II
                           Secretary:                C. Keith Wilkerson II
                           Treasurer:                C. Keith Wilkerson II

         16.      The stock of AQW Corporation is owned by Amerand Corporation.



Item 7.  Financial Statements and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

         Exhibit No.                Exhibit
         -----------                -------

         Exhibit 99.1 Exclusive Agency Agreement dated June 9, 2000, entered into by and between the Registrant and Wilkerson Consulting, Inc.

         Exhibit 99.2 Hotel/Motel Management Agreement dated June 15, 2000, entered into by and between the Ameri-First Holdings, Inc. and HMGT Management Corporation n/k/a HomeGate Corporation

         Exhibit 99.3               Purchase   Agreement  dated  June  9,  2000,
                                    entered  into  by  and  between  Ameri-First
                                    Holdings, Inc. and VPS I, L.P.

         Exhibit 99.4 Stock Purchase Agreement dated June 9, 2000, entered into by and between the Registrant and Wilkerson Consulting, Inc. (relating to the sale of 800,000 shares of the common stock of the Registrant)

         Exhibit 99.5               Purchase  Agreement  dated  July  31,  2000,
                                    entered   into   by  and   between   Amerand
                                    Corporation,   as  purchaser,   and  McNeill
                                    Hospitality I, Inc., as seller,  assigned to
                                    Ameri-First   Holdings  of  Rolla,  Inc.  by
                                    Amerand Corporation

         Exhibit 99.6               Purchase  Agreement  dated  July  31,  2000,
                                    entered   into   by  and   between   Amerand
                                    Corporation,   as  purchaser,   and  McNeill
                                    Hospitality II, Inc., as seller, assigned to Ameri-First Holdings of Davenport, Inc. by Amerand Corporation

         Exhibit 99.7               Purchase  Agreement  dated  July  31,  2000,
                                    entered   into   by  and   between   Amerand
                                    Corporation,   as  purchaser,   and  McNeill
                                    Hospitality III, Inc., as seller, assigned to Ameri-First Holdings of Burlington, Inc. by Amerand Corporation

         Exhibit 99.8 Termination of Agreements to Purchase the Stock and Assets of HMGT of Corpus Christi, Inc. and Desai Enterprises, Inc. dated November 1, 2000, entered into by and
                                    between   the    Registrant    and   Amerand
                                    Corporation

         Exhibit 99.9               Stock Purchase  Agreement  dated November 1,
                                    2000,   entered  into  by  and  between  the
                                    Registrant and The Tour Group, Inc.


Item 9.  Regulation FD Disclosure.

         The information contained in Exhibits 99.1 through 99.9 is incorporated herein by reference.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            AMERI-FIRST FINANCIAL GROUP, INC.
                                            ---------------------------------
                                            (Registrant)


                                            By: /s/ Gary W. Bell
                                               ------------------------------
                                               Gary W. Bell, President


DATE:   February 14, 2001
        Dallas, Texas

                                  EXHIBIT INDEX


         Exhibit No.       Exhibit
         -----------       -------

         Exhibit 99.1      Exclusive   Agency  Agreement  dated  June  9,  2000,
                           entered into by and between the Registrant and Wilkerson Consulting, Inc.

         Exhibit 99.2 Hotel/Motel Management Agreement dated June 15, 2000, entered into by and between the Ameri-First Holdings, Inc. and HMGT Management Corporation n/k/a HomeGate Corporation

         Exhibit 99.3 Purchase Agreement dated June 9, 2000, entered into by and between Ameri-First Holdings, Inc. and VPS I, L.P.

         Exhibit 99.4 Stock Purchase Agreement dated June 9, 2000, entered into by and between the Registrant and Wilkerson Consulting, Inc. (relating to the sale of 800,000 shares of the common stock of the Registrant)

         Exhibit 99.5 Purchase Agreement dated July 31, 2000, entered into by and between Amerand Corporation, as purchaser, and McNeill Hospitality I, Inc., as seller, assigned to Ameri-First Holdings of Rolla, Inc. by Amerand Corporation

         Exhibit 99.6 Purchase Agreement dated July 31, 2000, entered into by and between Amerand Corporation, as purchaser, and McNeill Hospitality II, Inc., as seller, assigned to Ameri-First Holdings of Davenport, Inc. by Amerand Corporation

         Exhibit 99.7 Purchase Agreement dated July 31, 2000, entered into by and between Amerand Corporation, as purchaser, and McNeill Hospitality III, Inc., as seller, assigned to Ameri-First Holdings of Burlington, Inc. by Amerand Corporation

         Exhibit 99.8 Termination of Agreements to Purchase the Stock and Assets of HMGT of Corpus Christi, Inc. and Desai Enterprises, Inc. dated November 1, 2000, entered into by and between the Registrant and Amerand Corporation

         Exhibit 99.9 Stock Purchase Agreement dated November 1, 2000, entered into by and between the Registrant and The Tour Group, Inc.